UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 14, 2005

Commission File Number 0-50626

XCYTE THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	91-1707622
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1124 Columbia Street, Suite 130

Seattle, Washington 98104

(Address of principal executive offices and zip code)

(206) 262-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On December 15, 2005, Xcyte Therapies Inc., a Delaware corporation (“Xcyte”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Cyclacel Group plc, a privately held company organized under the laws of England and Wales (“Cyclacel”), pursuant to which Xcyte agreed to purchase from Cyclacel all of the capital stock of Cyclacel Ltd., a limited company organized under the laws of England and Wales and a wholly-owned subsidiary of Cyclacel (“Limited”). Pursuant to the transaction, Xcyte will issue to Cyclacel shares of Xcyte’s common stock which, after giving effect to the transaction, will represent approximately 80% of the outstanding shares of Xcyte’s common stock (the “Share Issuance”). After the Share Issuance, Cyclacel will initiate a voluntary liquidation pursuant to which the shares of Xcyte common stock issued to Cyclacel in the transaction will be distributed to Cyclacel’s stockholders (the “Liquidation”). In connection with the transaction, Xcyte will change its name to Cyclacel Pharmaceuticals, Inc. effective at the completion of the transaction.

Xcyte and Cyclacel each made customary representations, warranties and covenants in the Stock Purchase Agreement, including, among others, covenants to conduct Xcyte’s and Limited’s respective businesses in the ordinary course consistent with past practice during the period between the execution of the Stock Purchase Agreement and consummation of the Share Issuance and to refrain from certain actions during that period. Xcyte further agreed (i) to hold a meeting of its stockholders to consider the approval of the Share Issuance and certain other matters contemplated by the Stock Purchase Agreement, (ii) subject to certain exceptions, for its board of directors to recommend adoption and approval by its stockholders of the matters contemplated by clause (i) above, (iii) not to solicit proposals relating to alternative business combination transactions and (iv) subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.

Consummation of the transaction is subject to customary conditions, including (i) the approval of the Share Issuance and certain other related matters by the stockholders of Xcyte, (ii) the approval of the transaction by Cyclacel’s stockholders, (iii) absence of any law or order prohibiting the consummation of the Share Issuance and the other transactions contemplated by the Stock Purchase Agreement and (iv) subject to certain exceptions, the accuracy of the representations and warranties of the parties.

In connection with the execution of the Stock Purchase Agreement, certain stockholders of Xcyte and Cyclacel have entered into voting agreements pursuant to which they agreed to vote in favor of the transaction.

The Stock Purchase Agreement contains certain termination rights for both Xcyte and Cyclacel and further provides that, upon termination of the Stock Purchase Agreement under specified circumstances, Xcyte and Cyclacel may be required to pay each other a termination fee of $100,000.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated into this report by reference.

Asset Purchase Agreement

On December 14, 2005, Xcyte entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Invitrogen Corporation, a Delaware corporation (“Invitrogen”) pursuant to which Invitrogen agreed to purchase Xcyte’s T cell expansion technology known as the “Xcellerate Process” in exchange for $5 million. The purchase price is subject to a post-closing adjustment pursuant to which Xcyte may be required to refund up to $1 million to Invitrogen. The acquired assets will include intellectual property, the clinical data generated by Xcyte in the course of six clinical trials of its lead product, Xcellerated T Cells, as well as raw materials and equipment.

Xcyte and Invitrogen each made customary representations, warranties and covenants in the Asset Purchase Agreement, including, among others, covenants by Xcyte not to dispose of or otherwise encumber the assets to be sold to Invitrogen. Xcyte and Invitrogen each agreed to indemnify the other for certain losses arising out of breaches of representations and warranties, covenants and other specified matters.

Consummation of the transaction is subject to customary conditions, including (i) the approval of the sale of Xcyte’s T cell expansion technology by the stockholders of Xcyte, (ii) the absence of any law or order prohibiting the consummation of the transactions contemplated by the Asset Purchase Agreement and (iii) subject to certain exceptions, the accuracy of the representations and warranties of the parties.

The Asset Purchase Agreement contains certain termination rights for both Xcyte and Invitrogen.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.2 hereto and is incorporated into this report by reference.

Additional Information and Where to Find It

In connection with the foregoing transactions, Xcyte will file a registration statement on Form S-4 containing a proxy statement/prospectus. Xcyte intends to include in such proxy statement/prospectus a resolution for stockholder approval of the Share Issuance, the proposed sale of its T cell expansion technology to Invitrogen and certain other matters contemplated by the Stock Purchase Agreement and the Asset Purchase Agreement. The proxy statement/prospectus will be mailed to the stockholders of Xcyte. XCYTE’S INVESTORS AND SECURITIES HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS, INCLUDING ANY SUBSEQUENT AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s website (www.sec.gov). In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission from Xcyte Therapies, Inc., 1124 Columbia Street, Suite 130, Seattle, WA 98104, Attention: Investor Relations, Telephone: (206) 262-6200.

Xcyte and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of Xcyte with respect to the proposed transactions. Information regarding the special interests of these directors and executive officers in the proposed transactions will be included in the proxy statement/prospectus described above. Additional information regarding these executive officers and directors is included in the proxy statement for Xcyte’s 2005 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 29, 2005. This document is available free of charge at the Securities and Exchange Commission website (www.sec.gov) or from Xcyte Investor Relations by writing to the address referred to above. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This filing contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the proposed acquisition by Xcyte of the outstanding securities of Limited, the proposed acquisition by Invitrogen of Xcyte’s T cell expansion technology, the purchase price payments to be made upon the closing of such transactions and that Xcyte will issue a proxy statement/prospectus seeking stockholder approval. Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the risks that Xcyte’s stockholders will not approve the proposed transactions, the failure to obtain required regulatory approvals, if any, that the closing of the transaction will be delayed or the transaction will not close, that the purchase price payment will not be made or that the parties will not consummate their proposed transaction. Further information about the risks and uncertainties faced by Xcyte are contained in its periodic filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

2.1	Stock Purchase Agreement, dated December 15, 2005, between Xcyte Therapies Inc., and Cyclacel Group plc.

2.2	Asset Purchase Agreement, dated December 14, 2005, between Xcyte Therapies Inc., and Invitrogen Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCYTE THERAPIES, INC.

By:	/s/ Kathi L. Cordova
Kathi L. Cordova
Duly Authorized Officer of Registrant Senior Vice President of Finance and Treasurer

Date: December 20, 2005

INDEX OF EXHIBITS

Exhibit Number	Description of Documents
2.1	Stock Purchase Agreement, dated December 15, 2005, between Xcyte Therapies Inc., and Cyclacel Group plc.

2.2	Asset Purchase Agreement, dated December 14, 2005, between Xcyte Therapies Inc., and Invitrogen Corporation.

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